Exhibit 10.4

[CERTAIN INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED BECAUSE IT (I) IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.]

FIRST AMENDMENT TO LICENCE AND SERVICES AGREEMENT

This First Amendment to the License and Services Agreement (the “First Amendment”) is made as of this 18th day of January 2021 (the “First Amendment Effective Date”) by and between:

(i)	24m Technologies, Inc., incorporated in Delaware with its principal office at 130 Brookline St., Cambridge, MA 02139 (“24m”) and

(ii)	FREYER AS, a Norwegian limited liability corporation with company registration number 920 388 620 having its registered place of business at Nytorget 1, 8622 Mo I Rana, Norway (“FREYR”),

each a “Party” and together the “Parties”.

Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Agreement (as defined below).

RECITALS

(A) 24m and FREYR entered into that certain License and Services Agreement as of 15 December 2020 (the “Agreement”);

(B) clause 16.10 of the Agreement provides that the Agreement may be varied or amended by an amendment in writing and duly executed by or on behalf of each of the Parties to the Agreement; and

(C) 24m and FREYR wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendment

1.1	Clause 7.2 (d) of the Agreement is hereby amended and restated in its entirety to read as follows:

(d)	The Parties further agree that regardless of the capacity or status of FREYR, Services shall be completed within [***] of the start of production but in no event shall 24m be obligated to provide Services after December 31, 2023.

1.2	Clause 7.2 (e) is added to the Agreement and reads as follows:

(e)	Should FREYR desire Services after December 31, 2023, 24m will use commercially reasonable efforts to provide them to FREYR. FREYR will pay for all services provided after December 31, 2023 on a time and materials basis, including reasonable overheads, monthly.

1.3	[***]

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1.4	[***]
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2. Miscellaneous.

2.1	Counterparts. This First Amendment may be executed in counterparts.

2.2	Governing Law. This First Amendment, and all questions regarding the existence, validity, interpretation, breach or performance of this First Amendment, shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, United States, without reference to its conflicts of law principles with the exception of sections 5-1401 and 5-1402 of New York General Obligations Law.

2.3	The Agreement and this First Amendment shall be read and construed together as a single agreement and the term “Agreement” shall be deemed a reference to the Agreement as amended by this First Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the First Amendment Effective Date.

24m TECHNOLOGIES, INC.		FREYR AS

By:	/s/ Naoki Ota	By:	/s/ Tom Einar Jensen
Name:	Naoki Ota	Name:	Tom Einar Jensen
Title:	President and CEO	Title:	Chief Executive Officer